UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2012

 NEOGENIX ONCOLOGY, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	0-53963	16-1697150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15010 Broschart Road, Suite 270
Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

(301) 917-6880

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 29, 2012, Neogenix Oncology, Inc. (the “Company”) issued a letter to its shareholders from James Feldman, Chairman of the Company’s Board of Directors, and made available to the public, regarding, among other things, a non-binding letter of intent that the Company has entered into regarding a potential sale of substantially all of its assets to Precision Biologics, Inc., a corporation funded by a large group of the Company’s shareholders. A copy of the letter is furnished as Exhibit 99.1 to this Form 8-K.

Item 901. Financial Statements and Exhibits.

(d)             Exhibits

Exhibit 99.1 Letter to Shareholders, dated June 29, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Neogenix Oncology, Inc.

By:	/s/ Dr. Philip Arlen
Dr. Philip Arlen Chief Executive Officer

Date: July 3, 2012

EXHIBIT INDEX

Exhibit 99.1 Letter to Shareholders, dated June 29, 2012